FIRST FUNDS
FIRST ELITE MONEY MARKET
Class A
Trust Class
Supplement dated September 29, 2008
to the Prospectus dated August 28, 2008
The following represents a change to the Primary Portfolio Managers section on page 32 of the prospectus:
Effective immediately, Gregory D. Oviatt, CFA will be the Principal Portfolio Manager responsible for the day-to-day management of First Elite Money Market. Mr. Oviatt is also responsible for the management of short-term fixed income and cash portfolios and trading of short-term fixed income and money market securities at Munder Capital Management where he has been employed since 2000.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE